SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2005


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	   000-6658       04-2217279
___________	  ____________	__________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                       (631) 567-4700
__________________________________________________
(Registrant's telephone number, including area code)


                       Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 22, 2005 the Company and Joseph G. Cremonese, a Director of the Company and his affiliate, Laboratory Innovation
Company ("LIC") amended their agreement providing for independent consulting services of Mr. Cremonese and LIC with respect to the development and marketing of products of the Company. The amendment extended the expiration date from December 31, 2004 to December 31, 2006, reduced the minimum number of days of consulting services during a 12 month period the consultants are expected to provide from 80 to 72, and increased the rate per day for services rendered from $450 to $500.

No other material changes were made.

ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
___________        _______
10A-1              Amended and Restated Consulting Agreement
                   with Joseph G. Cremonese and Laboratory
                   Innovation Company.






                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	March 23, 2005
			                 By: /s/ Helena R. Santos

			                 Helena R. Santos,
			                 President and Chief Executive
 			                  Officer